T. Rowe Price Diversified Mid-Cap Growth Fund

Supplement to Summary Prospectus Dated May 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2021, Donald J. Easley will step down as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee, and Donald J. Peters will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is September 14, 2020.

F149-041-S 9/14/20